Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John B. Connerton, the Treasurer of Evans Bancorp, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Annual Report of Evans Bancorp, Inc. on Form 10-K for the fiscal year  ended December 31, 2021 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and (2) the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Evans Bancorp, Inc.

Date: March 9, 2022

By:	/s/ John B. Connerton
Name:	John B. Connerton
Title:	Treasurer
(Principal Financial Officer and Principal Accounting Officer)